Signature of Reporting Person

HMTF EQUITY FUND IV (1999), L.P.

By:    HM4/GP (1999) Partners, L.P., its general partner

By:    Hicks, Muse GP (1999) Partners IV, L.P., its general partner

By:    Hicks, Muse (1999) Fund IV, LLC, its general partner

By:    /s/ David W. Knickel
       ------------------------------------------
       David W. Knickel
       Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:               Hicks, Muse (1999) Fund IV, LLC

Address of Joint Filer:            2100 McKinney Avenue, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  HMTF Equity Fund IV (1999), L.P.

Date of Event Requiring Statement: May 31, 2015

Issuer Name and Ticker Symbol:     Viasystems Group, Inc. (NASDAQ: VIAS)

Signature:                         HICKS, MUSE (1999) FUND IV, LLC

                                   By:  /s/ David W. Knickel
                                        ----------------------------------------
                                        David W. Knickel
                                        Vice President and Chief Financial
                                        Officer

Name of Joint Filer:               HMTF Private Equity Fund IV (1999), L.P.

Address of Joint Filer:            2100 McKinney Avenue, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  HMTF Equity Fund IV (1999), L.P.

Date of Event Requiring Statement: May 31, 2015

Issuer Name and Ticker Symbol:     Viasystems Group, Inc. (NASDAQ: VIAS)

Signature:                         HMTF PRIVATE EQUITY FUND IV (1999), L.P.

                                   By:  HM4/GP (1999) Partners, L.P., its
                                        general partner

                                   By:  Hicks, Muse GP (1999) Partners IV, L.P.,
                                        its general partner

                                   By:  Hicks, Muse (1999) Fund IV, LLC, its
                                        general partner

                                   By:  /s/ David W. Knickel
                                        ----------------------------------------
                                        David W. Knickel
                                        Vice President and Chief Financial
                                        Officer

Name of Joint Filer:               HM 4-P (1999) Coinvestors, L.P.

Address of Joint Filer:            2100 McKinney Avenue, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  HMTF Equity Fund IV (1999), L.P.

Date of Event Requiring Statement: May 31, 2015

Issuer Name and Ticker Symbol:     Viasystems Group, Inc. (NASDAQ: VIAS)

Signature:                         HM 4-P (1999) COINVESTORS, L.P.

                                   By:  Hicks, Muse GP (1999) Partners IV, L.P.,
                                        its general partner

                                   By:  Hicks, Muse (1999) Fund IV, LLC, its
                                        general partner

                                   By:  /s/ David W. Knickel
                                        ----------------------------------------
                                        David W. Knickel
                                        Vice President and Chief Financial
                                        Officer

Name of Joint Filer:               HM 4-EQ (1999) Coinvestors, L.P.

Address of Joint Filer:            2100 McKinney Avenue, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  HMTF Equity Fund IV (1999), L.P.

Date of Event Requiring Statement: May 31, 2015

Issuer Name and Ticker Symbol:     Viasystems Group, Inc. (NASDAQ: VIAS)

Signature:                         HM 4-EQ (1999) COINVESTORS, L.P.

                                   By:  Hicks, Muse GP (1999) Partners IV, L.P.,
                                        its general partner

                                   By:  Hicks, Muse (1999) Fund IV, LLC, its
                                        general partner

                                   By:  /s/ David W. Knickel
                                        ----------------------------------------
                                        David W. Knickel
                                        Vice President and Chief Financial
                                        Officer

Name of Joint Filer:               John R. Muse

Address of Joint Filer:            2100 McKinney Avenue, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund III,
                                   L.P.

Date of Event Requiring Statement: May 31, 2015

Issuer Name and Ticker Symbol:     Viasystems Group, Inc. (NASDAQ: VIAS)

Signature:

                                   /s/ David W. Knickel
                                   ---------------------------------------------
                                   John R. Muse (By David W. Knickel,
                                   Attorney-in-Fact, pursuant to the
                                       Power of Attorney, dated
                                       December 23, 2014, filed with
                                       the Securities and Exchange
                                       Commission as Exhibit 24 to
                                       Form 3 filed by Mr. Muse on
                                       December 29, 2014)

Name of Joint Filer:               Andrew S. Rosen

Address of Joint Filer:            2100 McKinney Avenue, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund III,
                                   L.P.

Date of Event Requiring Statement: May 31, 2015

Issuer Name and Ticker Symbol:     Viasystems Group, Inc. (NASDAQ: VIAS)

Signature:
                                   /s/ David W. Knickel
                                   ---------------------------------------------
                                   Andrew S. Rosen (By David W. Knickel,
                                   Attorney-in-Fact, pursuant to
                                       the Power of Attorney, dated
                                       December 22, 2014, filed with
                                       the Securities and Exchange
                                       Commission as Exhibit 2 to
                                       Schedule 13D filed by Hicks
                                       Muse Fund III Incorporated on
                                       December 29, 2014)